                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                          CORNERSTONE BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         CORNERSTONE BANCSHARES, INC.
                               5319 Highway 153
                         Chattanooga, Tennessee 37343

                       NOTICE OF MEETING OF SHAREHOLDERS

                         TO BE HELD ON APRIL 19, 2001

     Notice is hereby given that the Annual Meeting of Shareholders (the "Shareholders Meeting") of Cornerstone Bancshares, Inc., a Tennessee corporation and bank holding company registered under the Bank Holding Company Act 1956, as amended (the "Company") will be held at the Gunbarrel branch of the Company located at 2280 Gunbarrel Road, Chattanooga, Tennessee, on April 19, 2001, beginning at 6:00 p.m. local time, for the following purposes:

     1. ELECT DIRECTORS. To elect thirteen (13) individuals to the Board of Directors as directors.

     2. APPROVAL OF ACCOUNTING FIRM. To ratify the appointment of Hazlett, Lewis & Bieter, PLLC as independent auditors of the Company for fiscal year ending December 31, 2001; and

     3. OTHER BUSINESS. To transact such other or further business as may properly come before the Shareholders Meeting or any adjournment or postponement thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement attached to this Notice.

     Only shareholders of record at the close of business on February 26, 2001 are entitled to notice of, and to vote at, the Shareholders Meeting or any adjournment(s) thereof.

     All shareholders, whether or not they expect to attend the Shareholders Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the President of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Shareholders Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Earl A. Marler, Jr.

Chattanooga, Tennessee                Earl A. Marler, Jr.
March 19, 2001                Chairman of the Board of Directors

YOU ARE ENCOURAGED TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS REQUESTS THAT, AT YOUR EARLIEST CONVENIENCE, YOU PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED REPLY ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                          CORNERSTONE BANCSHARES, INC.
                                5319 Highway 153
                          Chattanooga, Tennessee 37343

                                                          March 19, 2001

Dear Shareholder,

     I am pleased to invite you to attend our 2001 Annual Meeting of Shareholders, which will be held at 6:00 p.m., on April 19, 2001, at the Gunbarrel branch of the Company located at 2280 Gunbarrel Road, Chattanooga, Tennessee.

     As discussed in the accompanying proxy statement, you will be asked at the Annual Meeting to elect the Board of Directors and to re-appoint Cornerstone Bancshares' auditors.

     Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the meeting. Accordingly, please sign, date and return the enclosed proxy card at your earliest convenience.

     Thank you for your cooperation.

                                          Yours Sincerely,

                                          /s/ Gregory B. Jones

                                          Gregory B. Jones
                                          President and
                                          Chief Executive Officer

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                          CORNERSTONE BANCSHARES, INC.
                                  TO BE HELD ON
                                 APRIL 19, 2001

                                  INTRODUCTION

SOLICITATION OF PROXIES

         This Proxy Statement is being furnished to the Shareholders of Cornerstone Bancshares, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") from holders of the outstanding shares of the $1.00 par value Common Stock of the Company ("Common Stock") for use at the Meeting of Shareholders of the Company to be held at the Company's Gunbarrel branch located at 2280 Gunbarrel Road, Chattanooga, Tennessee, on Thursday, April 19, 2001, and at any adjournment or postponement thereof ("Shareholders Meeting"). The Shareholders Meeting is being held to (i) elect thirteen (13) directors of the Company; (ii) approve the employment of the Company's outside auditing firm; and (iii) transact such other or further business as may properly come before the Shareholders Meeting and any adjournment or postponement thereof. The Board of the Company knows of no other business that will be presented for consideration at the Shareholders Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated March 19, 2001, and it and the accompanying notice and form of proxy are first being mailed to the Shareholders of the Company on March 19, 2001. All costs of preparing, printing, assembling and mailing the form of proxy and the material used in the solicitation will be paid by the Company. This Proxy Statement is first being mailed to shareholders on or about March 19, 2001.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The Board has fixed the close of business on February 26, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholders Meeting. Each share of the Company's common stock without par value ("Common Stock") is entitled to one vote. As of February 26, 2001 there were issued and outstanding 1,174,579 shares of Common Stock.

         Set forth below is information, as of February 26, 2001, with respect to beneficial ownership by (a) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director and nominee, (c) the chief executive officer and the four most highly compensated executive officers for the previous fiscal year and (d) all directors and executive officers of the Company as a group:

--------------------------------------------------------------------------------------------------------------
  Name and Address of                                    Amount and Nature of        Percent of Outstanding
    Beneficial Owner                 Description         Beneficial Ownership           Common Stock (1)
--------------------------------------------------------------------------------------------------------------
DIRECTORS AND NOMINEES
--------------------------------------------------------------------------------------------------------------
Ramesh V. Amin                      Director                 70,001 (2)                   5.95%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
Randy Brooks                        Director                 29,746 (2)                   2.53%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
B. Kenneth Driver                   Director                 25,186 (2)(4)                2.14%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
  Name and Address of                                    Amount and Nature of        Percent of Outstanding
    Beneficial Owner                 Description         Beneficial Ownership           Common Stock (1)
--------------------------------------------------------------------------------------------------------------
Karl Filauer                        Director                  33,190 (2)(5)                2.82%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
Gregory B. Jones                    Director, President       23,794 (3)(6)                2.04%
5319 Highway 153                    & Chief Executive
Chattanooga, Tennessee 37343        Officer
--------------------------------------------------------------------------------------------------------------
James H. Large                      Director                  39,670 (2)(7)                3.37%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
Lawrence D. Levin                   Director                  17,500 (2)                   1.49%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
Russell W. Lloyd                    Director                  33,290 (2)(8)                2.83%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
Earl A. Marler, Jr.                 Director                  37,065 (2)(9)                3.15%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
Doyce G. Payne, M.D.                Director                  41,315 (2)(10)               3.51%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
Turner Smith                        Director                  30,000 (2)                   2.55%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
Billy O. Wiggins                    Director                  48,044 (2)(11)               4.08%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
Marsha Yessick                      Director                  26,000 (2)                   2.21%
5319 Highway 153
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
CERTAIN EXECUTIVE OFFICERS
--------------------------------------------------------------------------------------------------------------
Nathaniel F. Hughes                 Executive Vice President  19,150 (3)(12)               1.64%
5319 Highway 153                    & Chief Financial
Chattanooga, Tennessee 37343        Officer
--------------------------------------------------------------------------------------------------------------
Jerry D. Lee                        Executive Vice President  22,200 (13)                  1.72%
5319 Highway 153                    & Senior Loan Officer
Chattanooga, Tennessee 37343
--------------------------------------------------------------------------------------------------------------
All directors and executive                                  494,151                      38.03%
officers as a group (15) persons
--------------------------------------------------------------------------------------------------------------

     Notes

(1) Unless otherwise indicated, beneficial ownership consists of sole voting and investing power based on 1,166,129 shares issued and outstanding on December 31, 2000. Options to purchase 130,000 shares are exercisable or become exercisable within 60 days of December 31, 2000. Such shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom a portion of such options relate, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) Includes 10,000 shares issuable within the next 60 days upon exercise of options issued pursuant to the 1996 Cornerstone Statutory-Nonstatutory Stock Option Plan.

(3) Includes 1,650 shares issuable within the next 60 days upon exercise of options issued pursuant to the 1996 Cornerstone Statutory-Nonstatutory Stock Option Plan.

(4)  Includes 15,186 shares held jointly with Mr. Driver's spouse.

(5)  Includes 23,190 shares held jointly with Mr. Fillauer's spouse.

(6) Includes 4,194 shares held jointly with Mr. Jones' spouse, and 1,400 shares held in an IRA account by Mr. Jones' spouse.

(7) Includes 4,300 shares held jointly with Mr. Large's spouse, 1.600 shares held by Mr. Large's spouse and 22,170 shares held by Key James Brick Company trust PSP.

(8) Includes 20,000 shares held jointly with Mr. Lloyd's spouse and 100 shares held as custodian for grandchild.

(9)  Includes 27,065 shares held jointly with Mr. Marler's spouse.

(10) Includes 10,690 shares held jointly with Dr. Payne's spouse and 2,626 shares held as custodian for a child.

(11) Includes 6,190 shares held jointly with Mr. Wiggins' spouse, 7,500 shares jointly held with Mr. Wiggins' spouse and mother and 3,000 shares held as custodian for a child.

(12) Includes 5,000 shares held jointly with Mr. Hughes' wife.

(13) Includes 8,000 shares held jointly with Mr. Lee's wife, 8,500 shares in spouse's name and 200 shares held as custodian for a child.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under federal securities laws, the Company's directors, executive officers and 10% or more shareholders are required to report, within specified monthly due dates, their initial ownership in the Company's Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. Based solely on representations and information provided to the Company by the persons required to make such filings, the Company believes that all filing requirements were complied with during the last fiscal year.

REVOCABILITY OF PROXY

         Granting a proxy does not preclude the right of the person giving the proxy to vote in person, and a person may revoke his or her proxy at any time before it has been exercised, by giving written notice to the President of the Company, by delivering a later dated proxy or by voting in person at the Shareholders Meeting.

QUORUM; VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock which are entitled to vote is necessary to constitute a quorum at the Shareholders Meeting. If a quorum is not present or represented at the Shareholders Meeting, the shareholders entitled to vote, whether present in person or represented by proxy, have the power to adjourn the Shareholders Meeting from time to time, without notice other than announcement at the Shareholders Meeting, until a quorum is present or represented. At any such adjourned Shareholders Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the Shareholders Meeting as originally noticed.

         On all matters submitted to a vote of the shareholders at the Shareholders Meeting or any adjournment(s) thereof, each shareholder will be entitled to one vote for each share of Common Stock owned of record at the close of business on February 26, 2001. There will be no cumulative voting.

ACTION TO BE TAKEN UNDER THE PROXY

         Proxies in the accompanying form that are properly executed and returned will be voted at the Shareholders Meeting and any adjournment(s) thereof in accordance with the directions on such proxies. If no directions are specified, such proxies will be voted (a) "FOR" the election of the thirteen
(13) persons specified as nominees for directors of the Company; (b) "FOR" the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as independent auditors; and (c) in the best judgment of the persons named in the enclosed proxy in connection with the transaction of such other business as may properly come before the Shareholders Meeting or any adjournment(s) thereof. Should any director nominee named herein become unable or unwilling to serve if elected, it is intended that the proxies will be voted for the election, in his or her stead, of such other person as the Board may recommend.

         The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The Board knows of no other matters of business to be presented for consideration at the Shareholders Meeting. If, however, any other matters properly come before the Shareholders Meeting or any adjournment(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Shareholders Meeting from time to time.

                        PROPOSAL I: ELECTION OF DIRECTORS
GENERAL

         Pursuant to the bylaws, as amended, of the Company, the Board has set the number of directors of the Company to be between nine and fifteen members. The Board has named Ramesh V. Amin, Randy Brooks, B. Kenneth Driver, Karl Fillauer, Gregory B. Jones, James H. Large, Lawrence D. Levine, Russell W. Lloyd, Earl A. Marler, Jr., Doyce G. Payne, M.D., Turner Smith, Billy O. Wiggins and Marsha Yessick to stand for election as directors at the Shareholder's Meeting. Should any one or more of these nominees become unable to serve for any reason, or choose not to serve, the Board may designate a substitute nominee or nominees (in which event the persons named in the enclosed proxy card will vote all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located or by resolution provide for a lesser number of directors.

         Each director elected at the Shareholders Meeting will serve until the next Annual Meeting of Shareholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Directors will be elected by a plurality of the votes cast.

INFORMATION ABOUT NOMINEES

         Set forth below with respect to the directors and nominees for director of the Company is information regarding their business experience during the past five years and other information.

------------------------------------------------------------------------------------------------------------
            NAME       AGE                                PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------
Ramesh V. Amin          54    President of American Plastics, a Chattanooga based producer of plastic consumer products. He has been a director of the Company since 1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Randy Brooks            48    President of R.K. Haskew & Co., Inc., a Chattanooga based manufacturing company. He has been a director of the Company since 1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
B. Kenneth Driver       65    President & Chief Operating Officer of Fillauer, Inc., a Chattanooga based prosthetic manufacturer. He has been a director of the Company since 1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Karl Fillauer           53    Chairman of Fillauer, Inc., a Chattanooga based prosthetic manufacturer. He has been a director of the Company since 1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Gregory B. Jones        48    President & Chief Executive Officer of the Company and the Bank since 1999.
                              He has been a director of the Company and the Bank since 1999.
---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
            NAME       AGE                                PRINCIPAL OCCUPATION
------------------------------------------------------------------------------------------------------------
James H. Large          57    President of Key-James Brick & Supply Company, Inc., a Chattanooga based supplier of building supplies. He has been a director of the Company since
                              1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Lawrence D. Levine      71    President of Financial Management Corp., a Chattanooga based insurance and financial management company. He has been a director of the Company since
                              1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Russell W. Lloyd        60    President of MPL Construction Company, a Chattanooga based commercial building construction company. He has been a director of the Company since
                              1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Earl A. Marler, Jr.     64    Chairman of the Board of the Company since 1997 and of the Bank since 1996.
                              He served as Chief Executive Officer of the Company from 1997 to 1998, and of the Bank from 1996 to 1998. He has been a director of the Company since
                              1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Doyce G. Payne, M.D.    50    Physician of obstetrics and gynecology in the Chattanooga area. He has been a director of the Company since 1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Turner Smith            60    Director of Southeast Energy Services, Inc., a Chattanooga based consulting company to the construction industry.  He has been a director of the Company since 1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Bill O. Wiggins         58    President of Checks, Inc., a Chattanooga based specialty check printing company. He has been a director of the Company since 1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
Marsha Yessick          53    Owner of Yessick's Design  Center, a Chattanooga based interior design company, and owner of Yessica's a local  manufacturer of various interior design products. She has been a director of the Company since 1997 and of the Bank since 1996.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------------------------------------------------------------------------------------------------
Nathaniel F. Hughes     42    Executive Vice President & Chief Financial Officer of the Company and the
                              Bank since February 1999.
------------------------------------------------------------------------------------------------------------
Jerry D. Lee            39    Executive Vice President & Senior Loan Officer of the Bank since April 1999.
------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS THAT COMPANY SHAREHOLDERS VOTE FOR APPROVAL OF THE ELECTION OF THE FOREGOING NOMINEES AS DIRECTORS OF THE COMPANY.

                                  PROPOSAL TWO

                       APPROVAL OF INDEPENDENT ACCOUNTANTS

         The Board, upon recommendation of the Audit Committee, has appointed Hazlett, Lewis & Bieter, PLLC ("HLB"), independent certified public auditors for the Company and its subsidiary for the current year ending December 31, 2001, subject to ratification by the shareholders. HLB has served as independent auditors for the Company since 1997 and the Bank since 1996. HLB has advised the Company that neither the firm nor any of its partners have any direct or material interest in the Company and its subsidiary except as auditors and independent certified public accountants of the Company and its subsidiary.

         A representative of HLB will be present at the Shareholder's Meeting and will be given the opportunity to make a statement on behalf of the firm if he so desires. A representative of HLB is also expected to respond to appropriate questions from the shareholders.

         The affirmative vote of the holders of shares representing a majority of the votes represented at the Shareholder's Meeting, at which a quorum is present, is required to ratify the appointment of HLB as independent auditors.

         THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF HAZLETT, LEWIS & BIETER, PLLC AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

         Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information regarding the compensation and benefits provided to its chief executive officer and other executive officers, including the four other most highly compensated executive officers who receive more than $100,000 in annual compensation (the "Executive Officers"). The disclosure requirements for the Executive Officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting these individuals. The Human Resource committee has prepared the following report for inclusion in this Proxy Statement in response to such requirements.

         The Human Resource Committee either approves or recommends to the Board payment amounts and award levels for Executive Officers of the Company and its subsidiary. The report reflects the Company's philosophy as endorsed by the Company's Board and the Human Resource Committee and resulting actions taken by the Company for the reporting periods shown in the compensation tables supporting the report.

HUMAN RESOURCE COMMITTEE COMPENSATION REPORT

GENERAL

         The Human Resource Committee is composed of four independent, non-employee directors who have no "interlocking" relationships as defined by the SEC. The Human Resource Committee fully supports the Company's philosophy that the relationship between pay and individual performance is the cornerstone of the salary administration program, and the reward of consistent, superior performance is equally important to the control of salary expense in the management of the Company's operating overhead. Pay for performance relating to Executive Officer compensation comprises: base pay, annual cash incentives and long term non-cash incentives. The administration of Executive Officer compensation in these areas is based not only on individual performance and contributions, but also on total Company performance relative to profitability and shareholder interests. The Human Resource Committee makes recommendations to the Board with a view to: (i) ensuring that a competitive and fair total compensation package is provided the directors, officers and employees in order to recruit and retain quality personnel; (ii) ensuring that written performance evaluations are made not less frequently than annually; and, (iii) periodically reviewing and revising salary ranges and total compensation programs for directors, officers and employees.

BASE SALARY AND INCREASES

         In establishing Executive Officer salaries and increases, the Human Resource Committee considers individual annual performance and the relationship of total compensation to the defined salary market. The decision to increase base pay is recommended by the chief executive officer and approved by the Human Resource Committee using performance results documented and measured annually. Information regarding salaries paid by other financial institutions is obtained and is used in the decision process to ensure competitiveness with the Company's peers and competitors.

         The Company's philosophy is to provide base pay competitive with other banks and bank holding companies of similar size in the southeast.

EXECUTIVE OFFICER PAY

         The Human Resource Committee formally reviews the compensation paid to the Executive Officers in January each year. Changes in base salary and the awarding of cash incentives are based on overall financial performance and profitability related to objectives stated in the Company's strategic performance plan and the initiatives taken to direct the Company. Salary information is gathered and used in formulating recommendations regarding changes in the chief executive officer's compensation to ensure that the chief executive officer's total compensation is comparable with industry peers. The Board makes the final approval.

         After a review of market information, the Human Resource Committee established Mr. Jones' base salary for the year 2000 at $129,600. This salary level represents an 8% increase or $9,600 from the year 1999 base salary. This salary level reflects an appropriate compensation level based in part on his past accomplishments with the Company.

ANNUAL CASH INCENTIVES

         From time to time the Company uses annual cash incentives for specific short-term results. For the year 2000 the Company did not use any plan for cash incentives.

LONG-TERM INCENTIVES

         The Company and its shareholders have previously approved the 1996 Cornerstone Statutory and Nonstatutory Stock Option Plan, and 55,000 shares of Company stock have been reserved for issue under this plan as employee incentive stock options. In 2000 the Human Resource Committee issued stock options to purchase 5,500 shares of Company stock at an exercise price of $13.00 per share to Mr. Jones as an additional long-term incentive. See "Stock Option Grants in 2000."

EMPLOYMENT AND SEVERANCE CONTRACTS

         The Company has issued "Executive Agreements" to key Executive Officers, including Mr. Jones. This agreement, among other things, provides Mr. Jones, under certain circumstances, with two years of salary and immediate vesting of any unexercised stock options in the event the Company or the Bank experiences a change in ownership related to a merger, sale or acquisition. The agreement expires in 2002, unless extended by the Board. If the Company or the Bank does not experience a change in ownership, then there are no benefits paid or accrued to Mr. Jones.

$1 MILLION DEDUCTION LIMIT

         At this time the Company does not appear to be at risk of losing deductions under the $1 million deduction limit on executive pay established under Section 162(iii) of the Internal Revenue Code of 1986. As a result, the Company has not established a policy regarding this limit.

SUMMARY

         In summary the Company's overall executive compensation program is designed to reward managers for individual, Company and share-value performance. The executive compensation program incorporates a shareholder point of view in several different ways and contains significant protections for shareholders. The Human Resource Committee monitors the various program guidelines and may adjust these as it deems appropriate. The Human Resource Committee believes that the compensation of the Company's officers and employees, including the Executive Officers, is reasonable and competitive with compensation paid by other financial institutions of similar size. The Company's total personnel expense, as a percentage of average assets was 1.96% on December 31, 2000.

This concludes the report of the Human Resource Committee.

James H. Large     Lawrence D. Levine      Earl Marler, Jr.     Billy O. Wiggins
                                 Marsha Yessick

COMPENSATION TABLE

         The table below sets forth certain elements of compensation for the named executive officer of the Company and the Bank for the periods indicated.

                                              SUMMARY COMPENSATION TABLE
                                -----------------------------------------------------
                                                                                      LONG TERM (1) COMPENSATION
                                                                           -------------------------------------------------
                                     ANNUAL COMPENSATION                   Restricted    Securities
                         --------------------------------------            Stock         Underlying        All Other
Name and                             Salary          Bonus                 Awards        Options/SAR's     Compensation
Principal Position       Year        ( $ )           ( $ )                    ( $ )         ( # ) (2)         ( $ ) (3)
----------------------------------------------------------------------------------------------------------------------------
Gregory B. Jones         2000         $ 129,000           $  0                        0             5,500            $7,200
President & CEO          1999           120,000              0                        0             5,500             7,125
Company and Bank         1998                 0              0                        0                 0                 0

--------------------------------
(1) The Company maintains a "1996 Cornerstone Statutory and Nonstatutory Stock Option Plan" which was approved by the shareholders in 1996. There were no shares of restricted stock held by any executive officers on December 31, 2000.

(2) Options acquired pursuant to option grants must generally be held at least two years before partial vesting is possible. The Company does not grant SAR's.

(3) Includes the Company's 2000 match for 401(K), and $5,400 in Bank Board director's fees.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The following table contains information about option awards made to the named executive officer during the Company's fiscal year ended December 31, 2000.

                                                       STOCK OPTION GRANTS IN 2000
                               --------------------------------------------------------------------
                                INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------
                                                                                     POTENTIAL REALIZABLE VALUE AT
                     Number of         % of Total                                    ASSUMED ANNUAL RATES OF
                     Securities        Options/SAR's                                 STOCK PRICE APPRECIATION FOR
                     Underlying        Granted to      Exercise or                   THE OPTION TERM  (4)
                     Options/SAR's     Employees in    Base Price     Expiration     ------------------------------------
       Name          Granted (#)(1)    Fiscal Year     ($/share)(2)   Date (3)             5% ($)            10% ($)
-------------------------------------------------------------------------------------------------------------------------
Gregory B. Jones          5,500            27.92%         $ 13.00       03/01/10          $ 44,966          $ 113,953

---------------------------
(1) These options are granted under the "1996 Cornerstone Statutory and Nonstatutory Stock Option Plan".

(2) These options were granted at fair market value at the time of the grant, are generally 100% exercisable after five years of the grant, with a vesting schedule of 30% the third year, 60% the fourth year and 100% the fifth year.

(3)  These options could expire earlier in certain situations.

(4) The potential realizable value of the options granted in 2000 to the Executive Officer named above was calculated by multiplying those options by the excess of (a) the assumed market value at March 1, 2010 of common stock if the estimated market value of common stock were to increase 5% or 10% in each year of the option's 10-year term over (b) the base price shown. This calculation does not take into account any taxes or other expenses, which might be owed. The 5% and 10% appreciation rates are set forth in the SEC rules and no representation is made that the common stock will appreciate at those assumed rates or at all.

                                AGGREGATED OPTION
              EXERCISES IN 2000 AND DECEMBER 31, 2000 OPTION VALUES

                     Number of Securities                Number of Securities Underlying
                     Underlying Options    Value         Unexercised Options as of         Value of Unexercisable, In-the
                     Exercised             Realized               12/31/00 ( # )           Money Options at 12/31/00 ($)
                                                      ---------------------------------------------------------------------
       Name                 ( # )            ( $ )      Exercisable      Unexercisable      Exercisable     Unexercisable
---------------------------------------------------------------------------------------------------------------------------

Gregory B. Jones              0               $  0           0               11,000             $ 0              $ 0

---------------------------------

(1) Shares acquired pursuant to option grant must generally be held five years for 100% vestment, with a vesting schedule of 30% the third year, 60% the fourth year and 100% the fifth year.

(2) Value is calculated as the difference between the estimated price of a share of common stock on December 31, 2000 ($13.00 per share) and the exercise price of the options. No value is reported if the exercise price of the options exceeded, or equal to, the estimated market price of a share of common stock on December 31, 2000.

401(k) PLAN

         The Company has a 401(k) plan covering employees meeting certain age requirements. The plan is structured such that employees can contribute to the plan on a tax-deductible basis and have their contributions invested in various investment funds offered under the plan. The plan permits, but does not require, the Company to make an employer matching contribution during the plan year. Employer contributions, which represent 25% of the first 6% of an employee's salary contributed to the plan, totaled $12,849 in 2000.

1996 CORNERSTONE STATUTORY AND NONSTATUTORY STOCK OPTION PLAN

         The Company established the 1996 Cornerstone Statutory and Nonstatutory Stock Option Plan (the "Plan") during 1996 as a long-term incentive for eligible employees and directors. The total number of shares that may be issued under the plan may not exceed 205,000. Of such shares, 55,000 may be incentive stock options and the remaining 150,000 shares of stock may be nonqualified stock options. The persons eligible to receive incentive stock options under the plan are key Company employees and officers selected by the Human Resource Committee of the Board. Persons designated by the Committee who are eligible to receive nonqualified options need not be employees of the Company and generally will be non-employee directors of the Company. The options are issued at the market value of the Company's stock and are exercisable upon issue. The term of all options issued under the Plan are for 10 years.

EMPLOYMENT AGREEMENTS

         The Company has entered into "Executive Agreements" with three members of senior management: Gregory B. Jones, President and CEO; Jerry D. Lee, Executive Vice President & Senior Lender; and, Frank Hughes, Executive Vice President & CFO. The agreements are in effect for a period of three years and will expire on March 2, 2002, unless extended by the Board.

         Each agreement contains change-in-control provisions requiring a potential successor to negotiate with the employee as a condition to acquisition. The final employment agreement between the successor entity and the employee must be for a period of at least two years with a similar compensation package. If the employee is terminated, he must receive all compensation due at that time plus two years base salary. In addition all unexercised incentive stock options will become 100% vested. If such termination payment is made to the employee, he will agree not to engage in any business or activity within the Chattanooga Standard Metropolitan Statistical Area, which is directly or indirectly in competition with the successor entity.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Company Board of Directors held 5 meetings during 2000 and all of the directors attended at least 75% of the aggregate total number of meetings of the Board and meetings of the Board committees on which they served, except Mr. Turner Smith who attended 60% and Mr. Amin who attended 53%. The Company has five standing committees: the Executive and Strategic Planning Committee, the Audit Committee, the Asset/Liability Management Committee, the Human Resource Committee and the Nominating Committee. These committees advise on policy origination and plan administrative strategy and assure policy compliance through management reporting from areas under their supervision. These same five committees also serve the Company's only bank subsidiary, Cornerstone Community Bank (the "Bank"). In addition, the Bank has a Directors Loan Committee and a Compliance/Community Reinvestment Act ("CRA") Committee.

         The Executive and Strategic Planning Committee assesses the Company's financial and marketing plans and promotes the interests of the Company, its shareholders and communities. It is authorized to generally take actions on behalf of the Board between meetings of the Board. Information from various management committees is reviewed and measured against planned benchmarks with action plans and responsibilities being assigned by the committee. Mr. Brooks, Mr. Driver, Mr. Marler, Dr. Payne and Mr. Wiggins constitute the members of this committee for both the Company and the Bank. This committee held 13 meetings for the Company and the Bank during 2000.

         The Audit Committee recommends annually to the Board the firm to be engaged as independent auditors for the Company for the next fiscal year. It also reviews the plan for the audit engagement, reviews financial statements, reviews plans and results of internal auditing, generally reviews financial reporting procedures, reviews reports of the regulatory authorities, reviews the compliance with internal controls required by the Federal Deposit Insurance Corporation Improvement Act and periodically reports to the Board. Mr. Levine, Mr. Lloyd, Dr. Payne, and Mr. Large constitute the members of this committee. This committee held 5 meetings for the Company and the Bank during 2000.

         The Asset/Liability Management Committee oversees and reviews the Company's investment portfolio, risk management process and interest risk positions. The members of this committee are Mr. Driver, Mr. Marler, Dr. Payne and Mr. Wiggins. This committee held 12 meetings for the Company and the Bank during 2000.

         The Human Resource Committee makes recommendations to the Board with respect to the compensation of executive officers and employees of the Company and the Bank. The Company's Human Resource committee administers the 401-K and the 1996 Cornerstone Statutory and Nonstatutory Stock Option Plan. In addition the Committee oversees the Company's employee benefit and salary administration functions. Mr. Large, Mr. Levine, Mr. Marler, Mr. Wiggins and Ms. Yessick constitute the members of this committee. This committee held 5 meetings for the Company and the Bank during 2000.

         The Nominating Committee provides written criteria to be used as a guideline in selecting and reviewing candidates for nomination to the Board. This committee develops and maintains a list of potential candidates for the Board and provides an educational program for new members to the Board. This committee reviews the performance and contribution of outside members of the Board and determines the need for any corporate officer to be considered a candidate for nomination. Mr. Fillauer, Mr. Levine, Mr. Marler and Dr. Payne constitute the members of this committee. This committee did not hold a meeting in 2000.

COMPENSATION OF DIRECTORS

         The Directors of the Company are not compensated for their attendance at Company Board meetings or Company committee meetings. Each Director received $450 for each Bank Board meeting. Each nonemployee Director also received $75 for each Bank committee meeting attended. Total Director fees paid by the Bank for services rendered on behalf of the Bank in 2000 was $87,225.

AUDIT COMMITTEE REPORT

IDENTIFICATION OF MEMBERS AND FUNCTIONS OF COMMITTEE

         The Audit Committee of the Company's Board of Directors is currently composed of four non-employee directors: (1) Russell W. Lloyd, (2) Lawrence D. Levine, (3) Doyce G. Payne, and (4) James H. Large. Messrs. Lloyd, Levine, Payne and Large are "independent directors" as defined by Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

COMMITTEE CHARTER

         The Board of Directors has adopted a written charter for the Audit Committee, which is included as an appendix to this Proxy Statement. In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the accounting, auditing and financial reporting processes of the Company. The Audit Committee met five (5) times in fiscal year 2000. Prior to the release of quarterly reports in fiscal year 2000, the Audit Committee or a member of the Committee also reviewed and discussed the interim financial information contained therein with Hazlett, Lewis & Bieter, PLLC ("HLB").

AUDITOR INDEPENDENCE

         The Audit Committee received from HLB written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, describing all relationships between the auditors and the Company that might bear on the auditors' independence, and discussed this information with HLB. The Audit Committee specifically considered the provision of information technology services or other non-audit services by HLB and concluded that the nature and scope of such services provided to the Company did not compromise HLB's independence. The Audit Committee also reviewed and discussed with management and with HLB the quality and adequacy of the Company's internal controls. The Audit Committee also reviewed with HLB and financial management of the Company the audit plans, audit scope and audit procedures. The discussions with HLB also included the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended.

AUDIT FEES

         The aggregate fees billed for professional services rendered by HLB for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Form's 10-Q for fiscal year 2000 were $35,950.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The aggregate fees billed for financial information systems design and implementation services rendered by HLB for fiscal year 2000 were $ 0.

ALL OTHER FEES

         The aggregate fees billed for services rendered by HLB, other than fees for the audit and financial information systems design and implementation, for fiscal year 2000, were $4,650.


REVIEW OF AUDITED FINANCIAL STATEMENTS

         The Audit Committee has reviewed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000 and has discussed the audited financial statements with management and with HLB. Based on all of the foregoing reviews and discussions with management and HLB, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the SEC.

         The foregoing report is submitted by the Audit Committee, consisting of:

      Doyce Payne      Russell Lloyd      Lawrence Levine      Jim Large

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Various Company directors, executive officers and their affiliates, including corporations and firms of which they are officers or in which they and/or their families have an ownership interest, are customers of Company and its subsidiary. These persons, corporations and firms have had transactions in the ordinary course of business with the Company and its subsidiary, including borrowings, all of which, in the opinion of management, were on substantially the same terms including interest rates and collateral as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features. The Company and its subsidiary expect to have such transactions on similar terms with directors, executive officers and their affiliates in the future. The aggregate amount of loans outstanding by Cornerstone Community Bank to directors, executive officers and related parties as of December 31, 2000 was approximately $1,464,578 which represented 11.81% of the Company's consolidated shareholders' equity on that date.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         Other than Ramesh V. Amin the Company is not aware of any "person" (as defined by the SEC) who is the "beneficial owner" of more than 5% of the outstanding shares of the Company's common stock, as of December 31, 2000.

           SECURITY OWNERSHIP OF BENEFICIAL OWNERS OF GREATER THAN 5%
                         OF THE COMPANY'S COMMON STOCK

                                  NAME AND ADDRESS OF          AMOUNT AND NATURE OF
       TITLE OF CLASS               BENEFICIAL OWNER           BENEFICIAL OWNERSHIP          PERCENT OF CLASS
------------------------------ ---------------------------- --------------------------- ----------------------------
           Common              Ramesh V. Amin                       70,001(1)                      5.44%
                               3155 Cypress Pond Pass
                               Duluth, GA  30097

----------------------------
(1) Includes 10,000 shares issuable within the next 60 days upon exercise of options issued pursuant to the 1996 Cornerstone Statutory and Nonstatutory Stock Option Plan.

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Proposals of shareholders of the Company intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before December 31, 2001. Proposals received before the deadline will be included in the Company's Proxy Statement and Proxy relating to the 2002 Annual Meeting of Shareholders. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB is being mailed with this proxy statement to each shareholder of record.

                                  OTHER MATTERS

         The Board of the Company does not know of any matters to be brought before the Shareholders Meeting other than those described in this Proxy Statement. If any other matters properly come before the Shareholders Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board.

                          THE DIRECTORS AND OFFICERS OF
                                   CORNERSTONE
                                BANCSHARES, INC.
                       CORDIALLY INVITE YOU TO ATTEND OUR
                        ANNUAL MEETING OF SHAREHOLDERS
                      THURSDAY, APRIL 19, 2001, 6:00 P.M. EDT
                           CORNERSTONE COMMUNITY BANK
                              2280 GUNBARREL ROAD
                             CHATTANOOGA, TENNESSEE


                                    IMPORTANT
              PLEASE COMPLETE BOTH SIDES OF THE PROXY CARD, SIGN, DATE,
                     DETACH AND RETURN IN THE ENCLOSED ENVELOPE.


DETACH PROXY CARD HERE                                                         DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD
-----------------------------------------------------------------------------------------------------------------------------------

SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING
AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED
SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE THIRTEEN DIRECTORS OF
THE COMPANY LISTED IN THE PROXY STATEMENT, AND THE APPROVAL OF THE OUTSIDE
AUDITING FIRM. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING,
SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS
OF THE BOARD OF DIRECTORS.




                                               DATED:__________________________

                                              _________________________________

                                              _________________________________
                                              (PLEASE SIGN HERE)

PLEASE SIGN YOUR NAME AS IT APPEARS ABOVE. IF EXECUTED BY A CORPORATION, A DULY
AUTHORIZED OFFICER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, ATTORNEYS, GUARDIANS
AND TRUSTEES, SHOULD SO INDICATE WHEN SIGNING. IF SHARES ARE HELD JOINTLY, AT
LEAST ONE HOLDER MUST SIGN.


-----------------------------------------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO
ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                   REVOCABLE PROXY                                CORNERSTONE BANCSHARES, INC.

                   The undersigned hereby appoints Mr. Gregory B. Jones or Mr. Earl Marler, Jr., or either of them, with individual power of substitution, proxies to vote all shares of Common Stock of
                   Cornerstone Bancshares, Inc. (the "Company")  which the undersigned is entitled to vote at the Shareholders Meeting  to be held on, April 19, 2001, beginning at 6:00 p.m. local time, and at any adjournment or postponement thereof. THE DIRECTORS RECOMMEND THAT ANY SHAREHOLDER
                   DESIRING TO REVOKE HIS OR HER PROXY AND VOTE IN PERSON AT THE SHAREHOLDERS MEETING ARRIVE AT
                   THE MEETING LOCATION BY 6:00 P.M. LOCAL TIME TO FACILITATE CONFIRMATION OF NUMBER OF SHARES
                   ELIGIBLE TO VOTE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR
                   DIRECTOR AND FOR EACH OF THE OTHER PROPOSALS.

                                          FOR  AGAINST  ABSTAIN                FOR  AGAINST  ABSTAIN           FOR  AGAINST ABSTAIN

I. Election of Directors:  Ramesh V. Amin   / /    / /    / /  James H. Large     / /    / /    / /  Turner Smith / /    / /    / /
                           Randy Brooks     / /    / /    / /  Lawrence D.                           Billy O.
                                                               Levin              / /    / /    / /  Wiggins      / /    / /    / /
                           B. Kenneth Driver/ /    / /    / /  Russell W. Lloyd   / /    / /    / /  Marsha
                           Karl Filauer     / /    / /    / /  Earl A. Marler, Jr./ /    / /    / /  Yessick      / /    / /    / /

                           Gregory B. Jones / /    / /    / /  Doyce G. Payne,
                                                               M.D.               / /    / /    / /

II. To approve the engagement of Hazlett, Lewis & Bieter, Certified Public Accountants as the Company's
independent auditing firm.

                             / / FOR            / / AGAINST        / / ABSTAIN


/ / Please mark here with a (X) if you intend to attend the Sharholders Meeting.



                                                                                (Continued and to be signed on the other side)

